Exhibit 10.63

Facility Offer Letter

Attention: Multi-Fineline Electronix (Suzhou No2) Co., Ltd

With reference to our recent discussion, we are pleased to confirm our agreement to granting you the facility detailed below. More information refer to the facility agreement (No 2010-1230100329001)

Amount: Up to 150 million RMB or equivalent USD

Purpose: Revolving loan

Tenor: Three Year

Security: Clean

Price: The RMB interest rate is 90% of Basic rate issued by PBOC in loan start date. (The interest rate is adjusted once a year as PBOC does) The Basic RMB interest Rate of PBOC

Term 6 months 12 months 1-3 years 3-5 years Above 5 Years

Basic Rate 4.86% 5.31% 5.40% 5.76% 5.94%

PBOC (29th Mar 2010)

The USD interest rate is calculated as Libor+XXBPS; BPS is determined by mutual consultation according to USD lending cost in domestic interbank borrowing market. (Libor is adjusted once a quarter)

China Construction Bank SIP Sub-branch

President sign:

29th Mar 2010

Address: No 158 Wangdun Road Suzhou Industry Park Suzhou PRC Post code: 215028

Number: (86)0512-62781031 Fax: (86)0512-62781022 Email: Zhaoxiong@ccbsip.com